Tradr 2X Long MPWR Daily ETF

(Ticker Symbol: MPWX)

Tradr 2X Long RMBS Daily ETF
(Ticker Symbol: RMBX)

Tradr 2X Long VLO Daily ETF
(Ticker Symbol: VLOX)

Each, a “Fund” and together, the “Funds”

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated October 14, 2026, to the currently effective

Prospectuses and Statements of Additional Information (“SAIs”).

Change in Service Provider

Effective on or about November 16, 2026 (the “Effective Date”), UMB Fund Services, Inc. will replace Brown Brothers Harriman & Co. as the transfer agent, custodian and fund accounting agent to the Funds. Accordingly, as of the Effective Date:

The corresponding discussions under the “Fund Service Providers” section in the Funds’ Prospectuses will be deleted in their entirety and replaced with the following:

Transfer Agent. UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Funds’ transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. UMB Bank, n.a., located at 928 Grand Boulevard, Kansas City, Missouri 64106, serves as the Funds’ custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the fund accounting agent for the Funds. The fund accounting agent calculates each Fund’s daily NAV.

The corresponding discussions under the “Service Providers” section in the Funds’ SAIs will be deleted in their entirety and replaced with the following:

Transfer Agent. UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Funds’ transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. UMB Bank, n.a., located at 928 Grand Boulevard, Kansas City, Missouri 64106, serves as the Funds’ custodian. The custodian holds the securities, cash and other assets of the Funds.

Fund Accounting Agent. UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the fund accounting agent for the Funds. The fund accounting agent calculates each Fund’s daily NAV.

The first sentence of the first paragraph under the “Procedures for Purchase of Creation Units” section in the Funds’ SAIs will be deleted in its entirety and replaced with the following:

To be eligible to place orders with UMB Fund Services, Inc. (the “Transfer Agent”) to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”).

All additional references to Brown Brothers Harriman & Co. contained in the Funds’ Prospectuses and SAIs will be deleted in their entirety and replaced with references to UMB Fund Services, Inc., as appropriate.

For additional information regarding the change in service provider, shareholders may call the Funds at 1-888-52TRADR (888-528-7237).

Please retain this Supplement with your records.